Keefe, Bruyette & Woods Community Bank Investor Conference July 28-30, 2020

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements are not historical facts but instead represent management’s current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements include: the effect of the COVID-19 pandemic, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission - which are available on our website at www.htb.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that we make in this presentation or the documents we file with or furnish to the SEC are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors described above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2020 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect our operating and stock performance. 2

HomeTrust Bancshares, Inc. Overview Headquarters: Asheville, NC Exchange/Ticker: NASDAQ: HTBI Founded: 1926 Number of Employees: 575 Locations: 41 (NC, SC, VA, TN) Stock Price: $14.07 Total Assets: $3.7 billion Price to TBV: 63% Total Loans: $2.7 billion Market Cap: $239 million Total Deposits: $2.8 billion Average Daily Volume: 69,600 Outstanding Shares: 7,614,944 17,016,372 Shares Repurchased (since Feb 19, 2013) or approx. 39% Financial data as of June, 30, 2020 Market data as of July 22, 2020 3

Current and Long-Term Focus p Current focus on safety of employees and meeting customer needs Long-term focus has not changed with our foundation based on p soundness, profitability, and growth Value Creation for Shareholders • EPS growth • Increasing franchise value • Investing in the future with enhanced/new lines of business • Core deposit growth • Noninterest income growth • Opportunistic acquisition strategy • Continue quarterly cash dividends • Additional 5% stock buyback program approved in April 2020 – pause in purchases for now 4

Response to COVID-19 pPrimary focus on the health and well-being of our teammates, clients, and shareholders Teammates Clients Shareholders Split team rotations and Digital channels to expand social distancing (up to 70% communication and reduce Sound balance sheet working remotely) branch interaction Branches remained open Enacted cancellation of through drive thru facilities and nonessential business travel Conservative credit culture in-branch meetings by for all associates appointment Providing up-to-date Commercial and consumer information on COVID-19 and loan deferrals of principal Focus on proper liquidity workplace safety and/or interest Over 40,000 proactive Associate training 100% virtual Positioned for growth customer service calls 5

Paycheck Protection Program (PPP) • Continue to support our clients and communities in response to pandemic • $80.7 million originated as of June 30, 2020 for 285 customers • $2.1 million net fees deferred and amortized into interest income over the life of the loans • Funded through deposit growth and excess liquidity • Due to demand exceeding our capacity, partnered with third party to process and fund an additional $30.4 million for almost 900 customers 6

Industry Exposure Higher Risk Industries (% of total loans as of June 30, 2020) Total Loan Portfolio - $2,769,119 (Dollars in thousands) • Equipment finance – 8.3% • Other retail businesses – 5.4% $229,239 • Lodging – 4.3% $2,136,077 $150,229 • Shopping centers – 3.2% $118,729 $89,285 • Restaurants – 1.6% $45,560 • Other – 77.1% No exposure to oil/gas or credit cards at 6/30/20 7

Loan Deferrals by Exposure As of June 30, 2020 (Dollars in thousands) Deferral by Category $250,000 $200,000 $150,000 $100,000 $50,000 62% 91% 60% 19% 24% $- Restaurants Lodging Shopping Center Equipment Finance Other Retail Not in Deferral $17,516 $10,558 $35,948 $185,398 $114,128 In Deferral $28,044 $108,171 $53,337 $43,841 $36,101 8

Total Loan Deferrals As of July 22, 2020 1st Deferral 2nd Deferral $19,401 $1,072 $20,428 $8,871 $933 • Loan deferrals: $1,488 • Commercial - 90-day • Consumer - 60-day $392,714 $82,147 • Continue to closely monitor the effects of Total 1 st deferral: $433,615 Total 2 nd deferral: $93,439 COVID-19 on our loan 15.7% of Total Loan Portfolio 3.3% of Total Loan Portfolio portfolio and associated risks to minimize any (Dollars in thousands) potential losses Out of Deferral ⬛ CRE, Construction/Development, $11,007 Commercial and Industrial • Principal and/or interest $21,925 deferred on 1,419 loans ⬛ Equipment Finance $25,015 representing $585 million, ⬛ One-to-Four Family or 21%, of the total loan portfolio ⬛ Other Consumer Loans Total Out of Deferral: $57,947 2.1% of Total Loan Portfolio 9

Capital Management Cash Dividend • Initiated quarterly cash dividends of $0.06 on November 21, 2018 • Increased to $0.07 in November 2020 • $0.07 payable on September 3, 2020 to shareholders on record as of August 20, 2020 • Continue to remain well-capitalized and pay quarterly cash dividends 10

Capital Management Stock Buybacks Percent of Outstanding Shares Number of Tangible Authorized to Shares Avg Cost / Book Approved Buy Backs be Purchased Purchased Total Cost Share Value 1st Buy Back (completed 4/29/13) 4% 846,400 $ 13,299 $ 15.71 $ 17.91 2nd Buy Back (completed 12/2/13) 5% 1,041,245 $ 17,055 $ 16.38 $ 17.94 3rd Buy Back (completed 11/18/14) 5% 989,183 $ 15,589 $ 15.76 $ 17.60 4th Buy Back (completed 8/5/15) 5% 1,023,266 $ 16,298 $ 15.93 $ 18.06 5th Buy Back (completed on 1/20/16) 5% 971,271 $ 18,089 $ 18.62 $ 18.47 6th Buy Back (completed on 11/8/18) 5% 922,855 $ 21,113 $ 22.88 $ 20.35 7th Buy Back (completed on 10/16/19) 5% 931,601 $ 23,886 $ 25.64 $ 21.65 8th Buy Back (completed on 4/1/20) 5% 889,123 $ 18,755 $ 21.09 $ 21.82 Total repurchased through April 2020 39% 7,614,944 $ 144,084 $ 18.92 Authorization of Shares to be purchased through 9th Buy Back 851,004 Total Shares Repurchased / Authorized 8,465,948 at 6/30/20$ 22.44 • Additional 5% stock buyback program approved in April 2020 • No purchases under the new program to maintain liquidity during economic uncertainty • Board continues to monitor to determine when to resume repurchases Dollars in thousands, except per share amounts 11

Line of Business Alignment Prior Line of Business New Line of Business Promoted/Hired Retail Kristin Powell Consumer Mortgage Promoted to Consumer Banking Banking Group Executive Branch 20 years banking experience Operations Latrella McElrath Business Promoted to Business and Bankers Professional Banking Group Executive Business Business 33 years banking experience Banking Banking Branches Susan Puryear Hired as Director of Professional Investment Banking and Investment Services Services 26 years banking experience 12

Maturing Lines of Business 2012: Pre-Conversion 2020: 8 Years Post Conversion • Retail / Consumer – Limited Offerings • Equipment Finance • Mortgage – Old S&L Model • SBA Lending • Commercial – Very Limited Capabilities • Mortgage Banking • HELOCS Originated for Sale • Business Banking • Commercial Banking • Professional Banking • Treasury Management Services • Indirect Auto • Retail / Consumer 13

Maturing Lines of Business . Equipment Finance . Historical/Current . Began in February 2018 . Implemented industry leading leasing core technology system and processes . Built out team of 7 with deep experience in equipment finance . Current portfolio of over $250 million with yield of 4.55% . Looking forward . Modified incentive plan to increase average loan size for improved efficiencies . Better management of pricing by using a model to incorporate duration and credit risk into higher yields . Strategic aligning by incorporating municipal finance 14

Maturing Lines of Business . Mortgage Banking . Historical/Current . Traditionally strong product . Expanded into five additional metro markets since 2012 . Restructured mortgage loan origination process . Added 19 new mortgage loan officers since beginning of FY 2017 . Increased rates for better execution and higher gain on loan sales . Gain on sale of $5.4 million and $2.8 million for FY 2020 and 2019, respectively . Looking forward . Enhance digital and automation throughout the process to improve efficiencies and customer experience 15

Maturing Lines of Business . SBA Lending . Historical/Current . Began in September 2017 . Originate SBA 7(a) and USDA B&I loans, selling the guaranteed portion (typically 75%) at a gain and retaining 25% in portfolio . Gain on sale of $2.8 million and $3.4 million for FY 2020 and 2019, respectively . FY 2020 gain was reduced due to COVID-19 pandemic . Current retained loan portfolio of $34 million . Looking forward . Transitioning from loan service provider to full back room operations to increase gain on sale and create servicing income 16

Maturing Lines of Business . HELOCS Originated for Sale . Historical/Current . Partnered with third party to purchase HELOCs beginning in December 2014 - grew portfolio to $160 million in 2018 . Began to transition to origination of HELOCs with warehouse to sell to others in March 2019 . Gain on sale of loans . Reducing credit risk . Velocity play . Originate loans in HTB name with stringent internal underwriting guidelines . Developed and monitored pilot program in FY 2020 . Gain on sale of $415,000 for March thru June 2020 . $47 million held for sale at 6/30/20 . Looking forward . Expand program after successful pilot to increase gain on sale in FY 2021 17

Maturing Lines of Business . Business Banking . Historical/Current . New line of business . Looking forward . Adding seasoned bankers to grow loans and deposits . Enhance debit card revenue . Bundled products through Treasury Management . Commercial Banking . Historical/Current . Expanded footprint into 6 larger metro markets since 2012 . Built out infrastructure with the right people and processes . Looking forward . Continue to expand C&I bankers . Penetrate existing relationships with Treasury Management services . Provide additional financing opportunities with complementary Equipment Finance and SBA 18

Maturing Lines of Business . Core Banking System . Successful conversion and upgrade of our core technology systems in February 2020 . Leading to better operational alignment and process improvements to achieve more cost efficiencies . Strategic technological transformations to ensure future readiness . Open architecture allows pursuit of best of breed strategy with regards to digital banking and streamline back office processes . Allows for tactical enhancements necessary to meet the growing complexity of the organization 19

Foundation for Growth and Performance • Converted to stock in July 2012 raising $211.6 million • Added 7 larger growing markets in NC, SC, VA and East TN since conversion • Hired key experienced team members to buildout infrastructure to transition from historic rural thrift to top quartile performing community commercial bank in metro markets • Hired Commercial Market Presidents / Commercial Relationship Managers / Line of Business Executives to grow commercial lending 20

Foundation for Growth and Performance • Reinvented existing business lines: Mortgage, Home Equity Lines of Credit, Retail Offices, and Municipal Finance • Added new lines of business and experienced leaders: Indirect Auto Finance, Treasury Management, SBA 7(a) Loan Program, Business Banking, Professional Banking, and Equipment Finance • Added 23 new locations and $1.9 billion in assets • 2nd largest community bank headquartered in NC • Only remaining bank headquartered in Asheville, NC – Top 10 City in America Source for Top 10 City in America: Travel and Leisure 21

Organic and M&A Growth Since 2012 Conversion $4,000 $3,722 Assets Loans Deposits Merger with TriSummit Bank Merger with Bank January 2017 $3,476 $3,500 of Commerce July 2014 $3,304 Acquisition of 10 $3,207 Bank of America Branches Mergers with Nov 2014 BankGreenville $3,000 July 2013 Jefferson Federal $2,783 Bank $2,718 Stock May 2014 Conversion $2,500 July 2012 $2,074 $2,000 ($000) $1,720 $1,583 $1,500 $1,000 $500 $0 Fiscal Year 22

Strong Footprint for Growth 23

Earnings Performance (Dollars in thousands) $30,000 $1.46 $1.60 $1.38 $25,000 $1.40 $26,821 $1.24 $25,886 $21,825 $1.20 $20,000 $0.94 $1.00 $0.95 $17,111 $17,037 $15,000 $0.70 $0.80 $0.61 $12,228 $0.60 $10,000 $11,784 $0.40 $5,000 FirstFirsthalfhalf FY FY 2020 2020 $0.20 $- $- 2015 2016 2017 2018 2019 2020 Fiscal Year Net Income - Adjusted Net Income - Adjusted 2 Diluted EPS - Adjusted See Non-GAAP Disclosure Appendix 24

ROA Trajectory – Adjusted Return on Assets 1 0.90% 0.80% 0.79% 0.80% 0.70% 0.61% 0.58% 0.60% 0.50% 0.47% 0.45% 0.47% 0.40% 0.30% 0.20% FirstFirsthalfhalf FY FY 2020 2020 0.10% 0.00% 2015 2016 2017 2018 2019 2020 Fiscal Year (1) See Non-GAAP Disclosure Appendix 25

Improving Noninterest Income (Dollars in thousands) $35,000 0.90% 0.84% 0.80% $30,000 $30,332 0.67% 0.70% 0.58% $25,000 0.60% 0.50% 0.52% 0.53% $22,940 $20,000 0.50% $18,972 0.40% $15,000 $16,107 $14,291 0.30% $12,519 $10,000 0.20% $5,000 0.10% $- 0.00% 2015 2016 2017 2018 2019 2020 % of total Income 26

Loan Portfolio Composition Transitioning to a Commercial Bank Portfolio Loans: 6/30/20 (Dollars in millions) Commercial 66% HELOCs & Consumer 16% 19% 18% $3,000 1-4 Family 18% 5-Year CAGR of 11% 8% 16% $2,500 39% $2,000 1-4 Family ($474MM) HELOCs & Other Consumer ($434MM) Commercial RE ($1,052MM) $1,500 $1,307 $1,150 Commercial Construction ($216MM) $1,543 LoanBalance $750 Other Commercial ($512MM) $700 $1,780 $1,000 $615 $518 $556 $502 $223 $336 $459 $434 Loans: 6/30/14 $500 $684 $664 $660 $661 $650 12% $624 Commercial 41% $474 4% HELOCs & Consumer 15% $- 1-4 Family 44% 44% 2014 2015 2016 2017 2018 2019 2020* 25% Fiscal Year 15% 1-4 Family HELOCs & Other Consumer Commercial 1-4 Family ($661MM) HELOCs & Other Consumer ($223MM) Commercial RE ($378MM) Commercial Construction ($56MM) *Excludes PPP loans Other Commercial ($181MM) Includes sale of $155 million of 1-4 family loans in fiscal 2020 27

Non-Owner Occupied CRE Composition As of 6/30/20 Total balance of 8% 12% $739 million 7% 15% 14% 3% 13% 12% 16% Multifamily Office Other Retail Lodging Shopping Centers Restaurants Industrial Healthcare Other 28

Equipment Finance Composition As of 6/30/20 Industry and Equipment Type 11% 23% 5% 8% 2% 8% 3% 21% 10% 10% Construction Municipal Over the Road Tractors Light, Medium, Heavy Vehicles Manufacturing Material Handling Forestry Healthcare - Medical Office / Recycling / Other Trailers - All Trailers 29

Total Loan Production * (Dollars in thousands) Total Loan Production: 1,200,000 $1,177,681 Total Loan Total Loan $27,458 Production: Production: $53,544 Total Loan $1,040,164 $1,033,526 Production: $50,380 $983,186 $21,038 $22,748 $28,453 $73,351 1,000,000 $17,251 $61,687 $99,558 $84,707 $55,610 $164,018 $49,794 $60,118 $79,628 Total Loan $20,228 800,000 Production: $697,146 $147,225 $11,118 $305,153 Total Loan $289,983 $87,844 Production: $378,486 600,000 $528,376 $54,598 $15,282 $288,308 Originations $53,010 $49,841 $216,033 400,000 $213,341 $524,264 $520,786 $430,444 200,000 $378,320 $325,537 $194,887 0 2015 2016 2017 2018 2019 2020 Fiscal Year Commercial 1-4 Family Equipment Finance HELOC/Consumer Indirect Auto SBA Municipal Finance *Excludes HELOCs originated for sale and PPP loans 30

Commercial Loan Production by Type (Dollars in thousands) $250,000 $257,494 $257,494 $200,000 $238,870 $234,102 $234,102 $209,337 $209,337 $212,507 $212,507 $196,743 $196,743 $150,000 $192,803 $172,618 $172,618 $173,904 $173,904 $164,945 $164,945 $154,898 $154,898 Originations $100,000 $137,660 $22,933 $112,349 $112,349 $92,591 $92,591 $50,000 $34,583 $77,871 $77,871 $47,955 $47,955 $- C&I / Equipment Finance Commercial Construction CRE Fiscal Year 2015 2016 2017 2018 2019 2020 Excludes municipal leases. 31

Consumer Loan Production (Dollars in thousands) $120,000 $100,000 $99,558 $99,558 $80,000 $87,844 $87,844 $84,707 $84,707 $79,628 $79,628 $60,000 $73,351 $73,351 Originations $60,118 $60,118 $55,610 $55,610 $40,000 $54,598 $53,010 $53,010 $50,380 $50,380 $49,794 $49,794 $49,841 $49,841 $20,000 $0 $- HELOC-Originated for Investment/Consumer Indirect Auto Fiscal Year 2015 2016 2017 2018 2019 2020 32

Mortgage Loan Production (Dollars in thousands) 400,000 90% 78% 77% 350,000 80% 63% 70% 300,000 62% 62% $154,549 $154,549 60% 250,000 59% 50% 200,000 $163,887 $163,887 $165,359 $165,359 40% $170,895 $170,895 Originations 150,000 $124,070 $124,070 30% $138,988 $138,988 100,000 $223,937 $223,937 20% 50,000 $134,258 $126,096 $126,096 $122,950 $122,950 10% $91,963 $91,963 $74,353 $74,353 0 0% 2015 2016 2017 2018 2019 2020 Fiscal Year Brokered Loans Portfolio Loans % Purchase Mortgages (vs. Refinances) 33

Asset Quality (Dollars in thousands) Net Charge-Offs and NCO / Average Loans Allowance for Loan Losses and ALL / Total Loans 6,000 5,331 0.25% 30,000 1.50% 5,000 0.20% 25,000 4,000 0.15% 20,000 1.00% 3,000 15,000 1,857 0.10% 2,000 1,205 1,082 10,000 0.50% 1,000 0.05% 141 91 5,000 - 0.00% 2015 2016 2017 2018 2019 (1) 2020 - 0.00% Fiscal Year 2015 2016 2017 2018 2019 2020 Fiscal Year Net Charge-Offs NCO/Avg. Loans ALL ALL/Tot. Loans (1) Includes $6 million charge off for one commercial relationship. Excluding that charge-off, the company would have $669,000 in net recoveries for fiscal 2019. Nonperforming Assets / Total Assets Allowance for Loan Losses / Nonperforming Loans (Coverage Ratio) 1.40% 250.00% 1.20% 200.00% 1.00% 0.80% 150.00% 0.60% 100.00% 0.40% 0.20% 50.00% 0.00% 0.00% 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 Fiscal Year Fiscal Year 34

Deposit Portfolio Mix (Dollars in thousands) $1,200,000 Total Total Total Total Total Total 120% Deposits: Deposits: Deposits: Deposits: Deposits: Deposits: $1,583,046 $1,872,126 $1,802,696 $2,048,451 $2,327,257 $2,785,756 $1,000,000 100% $800,000 80% $600,000 60% $400,000 40% $200,000 20% $- 0% FY2015 FY2016 FY2017 FY2018 Fy2019 FY2020 Time Deposits $577,075 $442,649 $462,146 $516,152 $712,190 $739,142 Money Market/Savings $703,622 $731,137 $806,756 $890,915 $868,450 $1,034,414 Checking Accounts $591,429 $628,910 $779,549 $789,186 $746,618 $1,012,200 35

Deposit Composition Deposit Migration Deposit Composition 100% 6/30/20 90% Time Deposits 31.6% 32.1% 34.9% 35.9% $739,142 80% 38.1% 36.3% $1,012,200 Money Market/Savings 70% Checking Accounts $1,034,414 60% 50% 37.6% 37.3% (Dollars in thousands) 37.1% 40.6% 40.6% 39.4% 40% Cost of Funds 1.00% 30% 0.91% 0.80% 20% 0.70% 30.8% 30.6% 24.6% 26.6% 0.60% 10% 22.6% 23.5% 0.40% 0.37% 0.30% 0.28% 0.28% 0% 0.0% 2015 2016 2017 2018 2019 2020 0.20% 0.00% Time Deposits Money Market/Savings Checking Accounts 2015 2016 2017 2018 2019 2020 Deposit balances as of fiscal year end; Cost of funds are averages for the fiscal year 36

Investment Portfolio Composition Investments: 6/30/20 ($486 million) US Gov't Agency ($4 million) MBS-Gov't Agcy/GSE ($47 million) Taxable Munis ($16 million) Corporate Bonds ($58 million) FDIC Insured CDs in Other Banks ($56 million) Commercial Paper ($305 million) - 60-Day Avg Life 11% 12% 3% Yield: 1.54% 10% 63% Avg Repricing Term: 12 months 1% 37

Quarter Ended June 30, 2020 Highlights (Dollars in thousands, except per share amounts) Quarter Ended Change A. Earnings 06/30/2020 06/30/2019 Amount Percent 1. Net income $ 3,595 $ 8,013 $ (4,418) -55% 2. Earnings per share (EPS) - diluted$ 0.22 $ 0.44 $ (0.22) -50% 3. Return on assets (ROA) 0.39% 0.92% (0.53%) -58% 4. Net interest margin (tax equivalent) 2.92% 3.37% (0.45%) -13% 5. Non-interest income$ 7,223 $ 6,846 $ 377 6% 6. Efficiency ratio (1) 76.51% 68.81% 7.70% 11% B. Organic Loan Growth 1. Net Loan Growth: $ Growth $ 35,349 $ 56,031 $ (20,682) -37% % Growth (annualized) 5.50% 8.90% (3.40%) -38% 2. Loan Originations: Commercial portfolio$ 154,477 $ 124,410 $ 30,067 24% Retail portfolio 71,109 74,377 (3,268) -4% Loans originated for sale 246,075 68,503 177,572 259% Total Originations $ 471,661 $ 267,290 204,371 76% (1) See Non-GAAP Disclosure Appendix. Source: Company documents previously filed with the SEC 38

Year Ended June 30, 2020 Highlights (Dollars in thousands, except per share amounts) Year Ended Change A. Earnings 06/30/2020 06/30/2019 Amount Percent Net Income $ 22,783 $ 27,146 $ (4,363) (16%) EPS - diluted $ 1.30 $ 1.46 $ (0.16) (11%) ROA 0.63% 0.80% (0.17%) (21%) Net interest margin (tax equivalent) 3.17% 3.43% (0.26%) (8%) Noninterest income $ 30,332 $ 22,940 $ 7,392 32% Efficiency ratio (1) 71.62% 68.83% 2.79% 4.05% B. Organic Loan Growth $ Growth $ 183,293 $ 228,642 $ (45,349) (20%) % Growth 7.10% 9.70% (2.60%) (27%) Loan originations: Commercial portfolio$ 621,920 $ 548,292 $ 73,628 13% Retail portfolio 278,280 293,968 (15,688) (5%) Loans originated for sale 479,814 191,265 288,549 151% Total loan originations$ 1,380,014 $ 1,033,525 346,489 34% (1) See Non-GAAP Disclosure Appendix. Source: Company documents previously filed with the SEC 39

Balance Sheet Highlights (Dollars in thousands, except per share amounts) At Change 06/30/2020 06/30/2019 Amount Percent Total assets$ 3,722,852 $ 3,476,178 $ 246,674 7% Total loans, net 2,741,047 2,683,761 57,286 2% Core deposits 2,046,614 1,615,067 431,547 27% Total deposits 2,785,756 2,327,257 458,499 20% Stockholders' equity 408,263 408,896 (633) (0%) Nonperforming loans / total loans 0.44% 0.38% 0.06% 16% Classified assets / total assets 0.84% 0.89% (0.05%) (6%) Book value per share$ 23.99 $ 22.74 $ 1.25 5% Tangible book value per share(1) $ 22.44 $ 21.20 $ 1.24 6% HomeTrust Bancshares, Inc. share price$ 16.00 $ 25.14 $ (9.14) (36%) Price to tangible book value 71% 119% -47% (40%) (1) See Non-GAAP Disclosure Appendix. Source: Company documents previously filed with the SEC 40

Market Price and Price to Tangible Book $30.0 150.0% 141% $28.15 119% 130.0% $25.0 126% $24.40 $25.14 110.0% 93% $20.0 89% 97% 90.0% 71% $18.50 $28.15 $15.0 70.0% $15.77 $16.00 50.0% $10.0 30.0% $5.0 10.0% $- -10.0% 06/30/2014 06/30/2015 06/30/2016 06/30/2017 06/30/2018 06/30/2019 06/30/2020 Market Price per Share See Non-GAAP Disclosure Appendix Price to Tangible Book 41

Value Drivers for HTBI  Proven ability to grow organically  Proven ability to grow through M&A  Footprint in attractive metro markets with strong growth  Strong experienced team of revenue producers  Diversified loan portfolio including equipment finance/C&I lending  Strong asset quality and credit discipline  Attractive core deposit mix and cost  Ability to generate additional noninterest income with mortgage banking, SBA lending and HELOC sales  Capital, credit, compliance strength for continued growth  Second largest community bank headquartered in North Carolina  Strong culture of alignment and teamwork, built on foundation of outstanding character and competence of team members 42

Opportunistic Acquisition Strategy Goal – Leverage infrastructure and lines of business to accelerate earnings growth and value creation for shareholders . Earnings accretion of 10% or more . Strong core deposit base . Asset size – Target of $300 million to $1.5 billion . Geographic footprint – within or adjacent to our current market footprint . Attractive, growing market . Minimum dilution to current tangible book value . Earnback period of 5 years or less . Significant but realistic cost savings . Reasonable price with a currency mix of cash and stock . No major credit issues . Cultural fit 43

Investor Contacts Dana Stonestreet Chairman, President and CEO dana.stonestreet@htb.com Hunter Westbrook SEVP/Chief Operating Officer hunter.westbrook@htb.com Tony VunCannon EVP/Chief Financial Officer/Corporate Secretary/Treasurer tony.vuncannon@htb.com 10 Woodfin Street Asheville, NC 28801 (828) 259-3939 www.htb.com 44

Non-GAAP Disclosure Appendix

Non-GAAP Disclosure Reconciliation In addition to results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains certain non-GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; net income excluding merger-related expenses, certain state income tax expense, adjustments for the change in federal tax law, gain from the sale of premises and equipment; and gain on sale of loans and earnings per share ("EPS"), return on assets ("ROA"), and return on equity ("ROE") excluding merger-related expenses, certain state income tax expense, adjustments for the change in federal tax law, gain from the sale of premises and equipment and gain on sale of loans. The Company believes these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital and earnings ability over time and in comparison to its competitors. These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for total stockholders' equity or operating results determined in accordance with GAAP. These non- GAAP measures may not be comparable to similarly titled measures reported by other companies. 46

Non-GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP of our efficiency ratio: 47

Non-GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP of tangible book value, tangible book value per share, and share price to tangible book: 48

Non-GAAP Disclosure Reconciliation Set forth to the right is a reconciliation to GAAP net income, EPS, ROE, and ROA as adjusted to exclude merger-related expenses, certain state tax expense, adjustments for the change in federal tax law, gain on sale of premises and equipment, gain on sale of loans, impairment charges for branch consolidation, and recovery of loan losses: 49